SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  November 25, 1998
(Date of earliest event reported)

Commission File No. 333-45021




                      Norwest Asset Securities Corporation
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         Delaware                                       52-1972128
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 (State of Incorporation)                  (I.R.S. Employer Identification No.)




7485 New Horizon Way, Frederick, Maryland                        21703
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Address of principal executive offices                         (Zip Code)




                                 (301) 846-8881
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               Registrant's Telephone Number, including area code




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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events
         ------------

     On November 25, 1998, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1998-29, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $1,049,015,332.00 The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of November 25, 1998, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1998-29, Class A-PO Certificates, having an aggregate initial principal balance of $109,667.21, and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $7,928,673.73 (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.24% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates and the Class A-PO Certificates.

     Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

                  An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.  Financial Statements and Exhibits
         ---------------------------------
         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------------                                    ---------------------------
         (EX-4)                                      Pooling    and    Servicing
                                                     Agreement,   dated   as  of
                                                     November  25,  1998,  among
                                                     Norwest  Asset   Securities
                                                     Corporation,  Norwest  Bank
                                                     Minnesota,         National
                                                     Association,  United States
                                                     Trust  Company of New York,
                                                     as trustee, and First Union
                                                     National   Bank,  as  trust
                                                     administrator.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION

November 25, 1998

                                            ------------------------------------
                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS



                                                                   Paper (P) or
Exhibit No.   Description                                         Electronic (E)
-----------   -----------                                         --------------

   (EX-4)     Pooling and Servicing                                     E
              Agreement, dated as of November 25, 1998 among Norwest Asset Securities Corporation, Norwest Bank
              Minnesota, National Association, United States
              Trust Company of New York, as trustee and First
              Union National Bank, as trust administrator.

                      NORWEST ASSET SECURITIES CORPORATION

                              OFFICER'S CERTIFICATE
                              ---------------------

     I, Alan S. McKenney, Vice President of Norwest Asset Securities Corporation (the "Company") do hereby certify to Cadwalader, Wickersham & Taft that:

     1. The Company is not a party to, or bound by, any indenture, agreement or instrument relating to or affecting the Mortgage Loans or the Class A or Class B Certificates, or any category of property inclusive of the Mortgage Loans or the Class A or Class B Certificates other than (i) the Pooling and Servicing
Agreement, dated as of November 25, 1998 (the "Pooling and Servicing Agreement"), among the Company, Norwest Bank Minnesota, National Association, United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator, relating to the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-29, (ii) the underwriting agreement dated July 12, 1996 and terms agreement dated October 1, 1998 (together, the "Underwriting Agreement"), among the Company, Norwest Mortgage, Inc. ("Norwest Mortgage") and Salomon Smith Barney Inc. (the "Underwriter"), (iii) the purchase agreement, dated October 21, 1998 (the "Purchase Agreement"), among the Company, Norwest Mortgage and Salomon Smith Barney Inc. (the "Purchaser") and (iv) the Mortgage Loan Purchase Agreement, dated as of November 25, 1998, between the Company and Norwest Mortgage.

     2. The sale of the Class A (other than the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates to the Underwriter pursuant to the Underwriting Agreement, the sale of the Class B-4, Class B-5 and Class B-6
Certificates to the Purchaser pursuant to the Purchase Agreement and the consummation of any of the transactions contemplated by the terms of the Pooling and Servicing Agreement do not conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company, or any indenture or other agreement or instrument to which the Company is a party or by which it is bound.

     3. There are no legal or governmental actions, investigations or proceedings pending to which the Company is a party or threatened against the Company. A legal or governmental action, investigation or proceeding is not deemed "threatened" for purposes of this certificate unless the potential litigant or governmental authority has manifested to the Company a present intention to initiate such proceedings.

     4. The Company is not a party to or bound by any order of any New York or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company.

     5. Each of the Mortgage Loans was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority, or a mortgagee approved by the Secretary of Housing and Urban Development.

     6. All capitalized terms used herein without definition have the meanings assigned to them in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, I have signed my name.

Dated:  November 25, 1998





                                                   By:/s/
                                                       Alan S. McKenney
                                                       Vice President